                                    FORM 8-K

                                 CURRENT REPORT


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 12, 2003

 COMMISSION         REGISTRANT; STATE OF INCORPORATION;          IRS EMPLOYER
FILE NUMBER            ADDRESS; AND TELEPHONE NUMBER          IDENTIFICATION NO.
-----------            -----------------------------          ------------------

   1-9513                 CMS ENERGY CORPORATION                  38-2726431
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550


   1-5611                CONSUMERS ENERGY COMPANY                 38-0442310
                         (A MICHIGAN CORPORATION)
                             ONE ENERGY PLAZA
                          JACKSON, MICHIGAN 49201
                              (517) 788-0550

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 11, 2003, CMS Energy Corporation ("CMS Energy") issued a News Release, in which it announced its results for the third quarter and first nine months of 2003, reaffirmed its 2003 earnings guidance and provided an update on its asset sales program. Attached as Exhibit 99 to this report and incorporated herein by reference is a copy of the CMS Energy News Release, furnished as a part of this report.

The News Release contains "forward-looking statements", within the meaning of the safe harbor provisions of the federal securities laws. The "forward-looking statements" are subject to risks and uncertainties. They should be read in conjunction with "CMS ENERGY FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of CMS Energy's Form 10-K/A for the Fiscal Year Ended December 31, 2002, filed on July 1, 2003 and "CONSUMERS FORWARD-LOOKING STATEMENTS, CAUTIONARY FACTORS AND UNCERTAINTIES" found in Item 1 of Consumers Energy Company's Form 10-K for the Fiscal Year Ended December 31, 2002, filed on March 31, 2003 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy Company's results to differ materially from those anticipated in such statements.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                             CMS ENERGY CORPORATION

Dated:  November 12, 2003

                                             By:     /s/ Thomas J. Webb
                                                   -----------------------------
                                                   Thomas J. Webb
                                                   Executive Vice President and
                                                   Chief Financial Officer


                                             CONSUMERS ENERGY COMPANY

Dated:  November 12, 2003

                                             By:     /s/ Thomas J. Webb
                                                   -----------------------------
                                                   Thomas J. Webb
                                                   Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION

EX-99           CMS NEWS RELEASE DATED NOVEMBER 11, 2003.